Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of June 9, 2011, (this "Amendment"), is entered into by GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of April 30, 2010 (as modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.

Pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right to request, subject to the terms and conditions thereof, an increase in the Aggregate Commitments.

The Borrower has given notice to the Administrative Agent pursuant to Section 2.14 of the Credit Agreement of its request to increase the Aggregate Commitments, and the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.

In connection with the foregoing, the Lenders and the Administrative Agent have agreed on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1.                      Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                      Amendment of Credit Agreement.

(a)           The Credit Agreement is hereby amended by replacing Schedule 2.01 in its entirety with Schedule 2.01 attached hereto.

(b)           The Credit Agreement is hereby amended by replacing Exhibit A in its entirety with Exhibit A attached hereto.

(c)           The Credit Agreement is hereby amended by replacing Exhibit B in its entirety with Exhibit B attached hereto.

Section 3.                      Increase of Commitments.  Pursuant to Section 2.14 of the Credit Agreement:

(a)           The Commitment of Bank of America, N.A. is hereby increased from $13,333,334 to $17,500,000;

(b)           The Commitment of Barclays Bank PLC is hereby increased from $13,333,333 to $17,500,000;

(c)           The Commitment of Credit Suisse is hereby increased from $13,333,333 to $17,500,000;

(d)           The Commitment of Citibank, N.A. is hereby increased from $10,000,000 to $17,500,000.

Section 4.                      Lender Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 5.                      Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Collateral Documents are valid and subsisting.

Section 6.                      Effect on Credit Documents.

(a)           Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

(b)           The Borrower shall prepay any Loans outstanding on the date of this Amendment (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Amendment.

Section 7.                      Effectiveness.  This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction on or prior to June 9, 2011, of the following conditions:

(a)           the Administrative Agent (or its counsel) shall have received (i) counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b)           the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Annex I, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party; and

(c)           the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender, by 1:00 p.m. (Central) on June 9, 2011, an amendment fee equal to 50 basis points on the amount by which such Lender's Commitment is increased under this Amendment, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment.

Section 8.                      Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 9.                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10.                      Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 11.                      ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED as of the first date above written.

GLOBAL GEOPHYSICAL SERVICES, INC.

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Senior VP and CFO

Signature Page to Amendment No. 1 to Credit Agreement

AUTOSEIS DEVELOPMENT COMPANY

AUTOSEIS, INC.

GGS INTERNATIONAL HOLDINGS, INC.

GLOBAL EURASIA, LLC

GLOBAL MICROSEISMIC SERVICES, INC.

PAISANO LEASE CO., INC.

All the above by theirs:

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Senior VP and CFO

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Michelle D. Diggs
Name: Michelle D. Diggs
Title: Agency Management Officer

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Julie Castano
Name: Julie Castano
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Syndication Agent and a Lender

By:  /s/ Judith E. Smith
Name: Judith E. Smith
Title: Managing Director

By:  /s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC

By:  /s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A.

By:  /s/ Arthur B. Pryde
Name: Arthur B. Pryde
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$17,500,000	25.000000%

Barclays Bank PLC	$17,500,000	25.000000%

Credit Suisse	$17,500,000	25.000000%

Citibank, N.A.	$17,500,000	25.000000%

Total	$70,000,000	100.000000000%

Schedule 2.01 to Credit Agreement

EXHIBIT A

FORM OF REVOLVING CREDIT LOAN NOTICE

Date:  ___________, _____

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 30, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Global Geophysical Services, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

[ ]  A Borrowing of Revolving Credit Loans

[ ]  A conversion or continuation of Revolving Credit Loans

1.           On                                                                (a Business Day).

2.           In the amount of $

3.           Comprised of
[Type of Loan requested]

4.           For Eurodollar Rate Loans:  with an Interest Period of                       months.

The Revolving Credit Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.

The Borrower hereby represents and warrants that, after giving effect to the requested Borrowing, the Total Outstandings will not exceed the sum of (a) the greater of (i) $50,000,000 and (ii) 15% of Total Assets (as defined in the Senior Notes Indenture) and (b) any additional amount of secured indebtedness permitted under the Senior Notes Indenture.

The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) shall be satisfied on and as of the date of the Applicable Credit Extension.

[signature pages follow]

Form of Revolving Credit Loan Notice

A-1

GLOBAL GEOPHYSICAL SERVICES, INC.

By:  __________________________________
Name:  ________________________________
Title:  _________________________________

Form of Revolving Credit Loan Notice

A-2

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:  ___________, _____

To:           Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 30, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Global Geophysical Services, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.           On                                                                (a Business Day).

2.           In the amount of $                                                               .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) shall be satisfied on and as of the date of the Applicable Credit Extension.

The Borrower hereby represents and warrants that, after giving effect to the requested Borrowing, the Total Outstandings will not exceed the sum of (a) the greater of (i) $50,000,000 and (ii) 15% of Total Assets (as defined in the Senior Notes Indenture) and (b) any additional amount of secured indebtedness permitted under the Senior Notes Indenture.

GLOBAL GEOPHYSICAL SERVICES, INC.

By:  __________________________________
Name:  ________________________________
Title:  _________________________________

Form of Swing Line Loan Notice